UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2012

CARIBOU COFFEE COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Minnesota	000-51535	41-1731219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN		55429
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 763-592-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 9th, Leigh Anne Snider, joined Caribou Coffee Company, Inc. (the “Company”) as the Senior Vice President of Retail Operations. Before joining the Company, Ms. Snider was most recently the Chief Operating Officer for Long John Silver’s and A&W Restaurants at YUM! Brands. After joining YUM! Brands in 1995, Ms. Snider held numerous operational roles, including vice president of Global Restaurant Excellence charged with managing all domestic operations across YUM!’s family of brands.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: July 10, 2012

CARIBOU COFFEE COMPANY, INC.

By:	/s/ Dan E. Lee
Dan E. Lee
Vice President, General Counsel and Secretary